Exhibit 99.1

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF SONUS NETWORKS, INC.

I.                                       PURPOSE.

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Sonus Networks, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements.  In that regard, the Audit Committee assists the Board in its oversight of (i) the Company’s accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor, (ii) the integrity of the Company’s financial statements, (iii) the Company’s systems of internal control regarding finance and accounting and (iv) the Company’s compliance with legal, ethical and regulatory requirements.  In performing its duties, the Committee shall seek to maintain an open avenue of communication among the Board, the independent auditor, the internal auditors (if any) and the management of the Company.

While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  The Company’s management is responsible for preparing the financial statements and the independent auditors are responsible for auditing those financial statements.  It is not the duty or responsibility of the Committee to ensure that the Company complies with all laws and regulations.  Each member of the Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside of the Company from which it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Company.  While this Charter should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations or expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.

II.                                   COMPOSITION.

The Committee shall be comprised of at least three members of the Board (including a Chairperson) each of whom has been affirmatively determined in the business judgment of the Board to qualify as independent directors under the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”), including, as applicable, the standards set forth under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the prior three years.  The members of the Committee shall serve at the pleasure of the Board.  A Committee member (including the

Chairperson) may be removed at any time, with or without cause, by the Board.  No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.  In addition, at least one member of the Committee shall be an “audit committee financial expert,” as such term is defined in the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”).

III.                               MEETINGS.

The Committee shall meet at least once every fiscal quarter or more frequently as it shall determine as necessary to fulfill its responsibilities.  The Committee shall meet separately on a periodic basis with management, the Company’s internal auditors (if any) and the Company’s independent auditors.  The Committee shall meet at the call of its Chairperson.  The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws.  A majority of the members of the Committee shall constitute a quorum.

The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.  Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting.  The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.  The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company.

IV.                              RESPONSIBILITIES.

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities.  In addition to such other duties as the Board may from time to time assign, the Committee shall:

A.                                  Financial Statements and Financial Reporting.

(i)                                   Review and discuss with management and the independent auditor the Company’s annual audited financial statements prior to the filing of the Company’s Form 10-K, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and recommend to the Board whether the audited financial statements should be included in the Form 10-K.

(ii)                                Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the

Company’s Form 10-Q, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent auditor’s review of the quarterly financial statements.

(iii)                             Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, and the judgments of each of management and the independent auditor as to the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.  Approve, if appropriate, any significant changes in the Company’s selection or application of accounting principles.

(iv)                            Review and discuss the reports required to be delivered by the independent auditor pursuant to Section 10A(k) of the Exchange Act regarding:

•                                        all critical accounting policies and practices to be used,

•                                        all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

•                                        other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(v)                               Discuss with management the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

(vi)                            Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(vii)                         Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

B.                                  Oversight of the Company’s Relationship with the Independent Auditor

(i)                                   Appoint, compensate, retain, terminate and oversee, in its sole discretion, the work of the Company’s independent auditor, considering qualifications, independence and performance, and approve the scope of the proposed audit for each fiscal year.

(ii)                                Obtain and review at least annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company.  It is the responsibility of the Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

(iii)                             Obtain and review a report from the independent auditor at least annually regarding:

•                                        the independent auditor’s internal quality control-procedures;

•                                        any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor; and

•                                        any steps taken to deal with any such issues.

(iv)                            Ensure the rotation of the lead audit partner having primary responsibility for the Company’s audit and the audit partner responsible for reviewing the audit as required by law.

(v)                               Approve hiring policies by the Company for hiring employees or former employees of the Company’s independent auditors.

(vi)                            Pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to such exceptions for non-audit services as permitted by applicable laws and regulations.  The Committee may when it deems appropriate form and delegate this authority to a subcommittee consisting of one or more Committee members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next meeting.

(vii)                         Attempt to resolve any and all disagreements between the Company’s independent auditor and management regarding financial reporting.

C.                                  Oversight of the Company’s Internal Audit Function (if any), Internal Controls and Risk Management

(i)                                   Review with management, the independent auditors and the internal auditor (if any): (a) all significant deficiencies in the design or operation of internal controls, including any computerized information system controls and securities, any of which could adversely affect the Company’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Company’s independent auditors; (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and (c) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ii)                                Review (a) the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis through inquiry and discussions with the Company’s independent auditors, internal auditor (if any) and management of the Company; (b) the yearly report prepared by management, and attested to by the Company’s independent auditors, assessing the effectiveness of the Company’s internal control structure and procedures for financial reporting and stating management’s responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Company’s annual report; and (c) disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

(iii)                             Review with management the Company’s administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of any material weaknesses, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct.

(iv)                            Discuss the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to financial risk and the steps management has taken to monitor and control such exposures.

(v)                               Review and discuss with management and the senior officer responsible for the internal audit function (if any), the annual audit plan, budget, activities, responsibilities, organizational structure and qualifications of the persons performing the internal audit function (if any) and review the appointment and replacement of the senior officer responsible for the internal audit function (if any).

(vi)                            Review and discuss with management and the senior officer responsible for the internal audit function (if any) significant reports to management prepared by the internal audit function (if any) and management’s responses thereto.

(vii)                         Review with the senior officer responsible for the internal audit function (of any) any difficulties encountered by the internal audit function (if any) in the course of its audits, including any restrictions on the scope of its work or access to required information.

D.                                  Oversight of Compliance Matters

(i)                                   Periodically review with management, the Company’s legal counsel and the independent auditors any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company’s financial statements, accounting or auditing matters or compliance with the Company’s Code of Business Conduct.  The Committee shall also meet periodically, and may request to meet separately, with the Company’s principle outside counsel and other appropriate legal staff of the Company to review material legal affairs of the Company and the Company’s compliance with applicable law and listing standards.

(ii)                                Review and approve any related party transactions that the Company would be required to disclose pursuant to Item 404 of SEC Regulation SK.

(iii)                             Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(iv)                            Discuss with management and the independent auditor any published reports or correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

(v)                               Discuss with the Company’s General Counsel and/or outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

E.                                    Qualified Legal Compliance Committee

(i)                                   The Committee shall serve as the Company’s Qualified Legal Compliance Committee to receive, review, investigate and respond to reports from attorneys (both in-house and law firm counsel) reporting evidence of a material violation in accordance with the rules and regulations promulgated under Section 307 of the Sarbanes-Oxley Act of 2002 and adopted as Part 205 of the SEC rules and regulations.

(ii)                                The Committee shall inform the Company’s chief legal officer and chief executive officer of any report of “evidence of a material violation” as defined by the SEC rules and regulations.  The Committee shall determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to:

•                                        Notify the Board;

•                                        Initiate an investigation, which may be conducted either by the chief legal officer or by outside counsel;

•                                        Retain independent expert advisors as the Committee deems necessary;

•                                        Recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation; and

•                                        Inform the chief legal officer and the chief executive officer and the Board of the results of any such investigation under this section and the appropriate remedial measures to be adopted

F.                                    Other

(i)                                   Periodically report Committee activities to the Board and make such recommendations to the Board as the Committee deems appropriate.

(ii)                                Annually review and reassess the adequacy of this Charter (recommending any appropriate changes to the Board).

(iii)                             Provide or approve a report for inclusion in the Company’s proxy statement for its annual meeting of stockholders, in accordance with applicable SEC rules and regulations.

V.                                  MISCELLANEOUS

In discharging its responsibilities, the Committee shall have the authority to engage and determine funding for independent legal, accounting or other advisors (without seeking Board approval) as the Committee determines necessary or appropriate to carry out its duties.  The

Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein.  The Company shall provide appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditor, and legal, accounting or other advisors engaged by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Adopted by the Audit Committee and approved by the Board of Directors on March 26, 2009.